SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In January 2020, the joint venture agreement with Frontline and companies in the Trafigura Group to establish a leading global supplier of marine fuels was completed. The joint venture company will act as the exclusive purchaser of marine fuels for Trafigura, Golden Ocean and Frontline, as well as certain entities affiliated with Hemen, Golden Ocean and Frontline’s largest shareholder. As a result, we took a 10 percent interest in the joint venture company. We also made a $1.0 million shareholder loan to the joint venture company.

In February 2020, our Board of Directors determined to pay a cash dividend to our shareholders of $0.05 per share.